DELAWARE GROUP CASH RESERVE

Delaware Cash Reserve Fund
Class A and Consultant Class Prospectus
(the "Fund")

Supplement to the Fund's Prospectus dated May 28, 2004

Effective July 1, 2005, the following information will replace the similar information in the section entitled "What are the Fund's fees and expenses?" under the heading "Profile: Delaware Cash Reserve Fund" on page 4 of the Prospectus:
What are the Fund's fees and expenses?	CLASS	A	Consultant
Sales charges are paid directly from your investment.	Maximum sales charge (load) imposed on purchases as a percentage of offering price	none	none
	Maximum sales charge (load) imposed on reinvested dividends	none	none
	Redemption fees	none	none
	Exchange fees[1]	none	none
Annual fund operating expenses are deducted from the Fund's assets.	Management fees	0.45%	0.45%
	Distribution and service (12b-1) fees[2]	none	0.30%
	Other expenses[3]	0.26%	0.26%
	Total operating expenses[4]	0.71%	1.01%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.[5] This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

	CLASS	A	Consultant
	1 year	$73	$103
	3 years	$227	$322
	5 years	$395	$558
	10 years	$883	$1,236

1 Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

2 Consultant Class shares are subject to a 12b-1 fee of no greater than 0.30% of average daily net assets. The Fund's distributor has voluntarily agreed to waiver a portion of that 12b-1 fee to prevent total 12b-1 plan expenses from exceeding 0.25% of average daily net assets of Consultant Class shares. This waiver may be discontinued at any time.

3 Other expenses have been restated to reflect an expected decrease in other expenses in the current fiscal year due to a reduction in transfer agency costs associated with servicing retirement accounts.

4 The investment manager has voluntarily agreed to waive fees and pay expenses in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance costs and 12b-1 fees) from exceeding 0.70% of average daily net assets until such time as the waivers and payments are discontinued. These waivers and payments may be discontinued at any time. The following table shows operating expenses which are based on the most recently completed fiscal year and reflects the manager's and distributor's current fee waivers and payments.

Fund operating expenses with voluntary expense cap in effect.	CLASS	A	Consultant
	Management fees	0.44%	0.44%
	Distribution and service (12b-1) fees	none	0.25%
	Other expenses	0.26%	0.26%
	Total operating expenses	0.70%	0.95%

5 The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show and does not reflect the manager's and distributor's expense caps.

This Supplement is dated June 30, 2005. This Supplement supercedes the Supplement dated October 6, 2004 to the Fund's Class A and Consultant Class Prospectus dated May 28, 2004.